EXHIBIT 10.7

                          SIERRA HEALTH SERVICES, INC.

                     1995 NON-EMPLOYEE DIRECTORS' STOCK PLAN

                 As Amended and Restated through August 10, 2000

         1. Purpose. The purpose of this 1995 Non-Employee Directors' Stock Plan (the "Plan") of Sierra Health Services, Inc. (the "Company") is to advance the interests of the Company and its stockholders by providing a means to attract and retain highly qualified persons to serve as non-employee directors of the Company and to promote ownership by such directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interests of stockholders of the Company.

     2. Definitions. In addition to terms defined elsewhere in the Plan, the following terms are defined as set forth below:

         (a) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

         (b) "Change of Control" means a transaction or event in which, after the effective date of the Plan, (i) the Company shall merge or consolidate with any other corporation and shall not be the surviving corporation; (ii) the Company shall transfer all or substantially all of its assets to any other person; or (iii) any person shall have become the beneficial owner of more than 50% of the voting power of outstanding voting securities of the Company.

         (c) "Deferred Stock" means the credits to a Participant's deferral account under Section 7, each of which represents the right to receive one share of Stock upon settlement of the deferral account. Deferral accounts, and Deferred Stock credited thereto, are maintained solely as bookkeeping entries by the Company evidencing unfunded obligations of the Company.

         (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

         (e) "Fair Market Value" of Stock means, as of any given date, the closing sale price of a share of Stock reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table) for such date or, if no such closing price was reported for such date, for the most recent trading day prior to such date for which such closing price was reported.

         (f) "Option" means the right, granted to a director under Section 6, to purchase a specified number of shares of Stock at the specified exercise price for a specified period of time under the Plan. All Options will be non-qualified stock options.

         (g) "Participant" means a director of the Company who is granted an Option or who receives fees in the form of Stock or defers fees in the form of Deferred Stock under the Plan.

     (h) "Retirement" means a Participant ceasing to serve as a director at or after reaching age 75, other than due to death.

         (i) "Stock" means the Common Stock, $.005 par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 8.


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         3. Shares  Available Under the Plan.  Subject to adjustment as provided in Section 8, the total number of shares of Stock reserved and available for issuance or delivery under the Plan is 340,000. Of these, the 90,000 shares authorized for issuance under the Plan as amended and restated at May 18, 1998, may be authorized but unissued shares, treasury shares, or shares acquired in the market for the account of the Participant, and any shares delivered under the Plan in excess of that 90,000 shall be treasury shares or shares acquired in the market for the account of the Participant. For purposes of the Plan, shares that may be purchased upon exercise of an Option or delivered in settlement of Deferred Stock will not be considered to be available after such Option has been granted or Deferred Stock credited, except for purposes of issuance or delivery in connection with such Option or Deferred Stock; provided, however, that, if an Option expires for any reason without having been exercised in full, the shares subject to the unexercised portion of such Option will again be available for issuance or delivery under the Plan.

         4. Administration of the Plan. The Plan will be administered by the Board of Directors of the Company; provided, however, that any action by the Board relating to the Plan will be taken only if, in addition to any other required vote, such action is approved by the affirmative vote of a majority of the directors who are not then eligible to participate in the Plan.

         5. Eligibility. Each director of the Company who, on any date on which an Option is to be granted under Section 6 or on which fees are to be paid which could be received in the form of Stock or deferred in the form of Deferred Stock under Section 7, is not an employee of the Company or any subsidiary of the Company will be eligible, at such date, to be granted an Option under Section 6 or receive fees in the form of Stock or defer fees in the form of Deferred Stock under Section 7. No person other than those specified in this Section 5 will be eligible to participate in the Plan.

         6. Options. An Option to purchase 7,500 shares of Stock, subject to adjustment as provided in Section 8, will be automatically granted (i) to a person who is first elected or appointed to serve as a member of the Board of Directors of the Company after the effective date of the Plan, on the date of such election or appointment, if such director is eligible to be granted an Option at that date, and (ii) to each member of the Board of Directors of the Company on January 20, 1996 and on each January 20 thereafter if such director is eligible to be granted an Option at that date and has not otherwise been granted an Option under clause (i) of this Section 6 during the four-month period prior to and including the date the Option would otherwise be granted hereunder. In addition, the Board of Directors may from time to time authorize other grants of Options, at such times, in such amounts, and to such directors who may then be eligible under Section 5, as the Board may determine in its discretion. The shares issuable upon exercise of an Option granted under clause
(ii) above within six months after an initial grant to the same director of an Option under clause (i) above, and the shares issuable upon exercise of any discretionary Option granted under this Section 6, shall be only treasury shares and shall not be derived from the 90,000 shares authorized for issuance under the Plan as amended and restated at May 18, 1998.

         Options will be subject to the following terms and conditions:

     (a) Exercise Price. The exercise price per share of Stock purchasable upon exercise of an Option will be equal to 100% of the Fair Market Value of Stock on the date of grant of the Option.



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         (b)  Option  Expiration.  A  Participant's  Option  will  expire at the earlier of (i) ten years after the date of grant, (ii) one year after the date the Participant ceases to serve as a director of the Company due to death, disability, or Retirement, or (iii) six months after the Participant ceases to serve as a director of the Company for any reason other than death, disability or Retirement; provided, however, that, if the Participant dies during the one year after ceasing to serve as a director due to disability or Retirement or during the six months after ceasing to serve as a director for reasons other than disability or Retirement, the expiration shall be delayed until the earlier of one year after the Participant's death or ten years after the date of grant of the Option.

         (c) Exercisability. Each Option will become cumulatively exercisable as to 20% of the shares of Stock subject to such Option on each anniversary of the date of grant; provided, however, that a Participant's Option, to the extent it has not previously become exercisable, will become immediately exercisable in full (i) at the time the Participant ceases to serve as a director due to death or disability, (ii) at the date six months prior to the expiration of the Participant's term of office as a director during which term the Participant reaches age 75, if the Participant continues to serve as a director at such vesting date, or (iii), in the case of an Option granted six months or more prior to a Change of Control, upon such Change of Control; and provided further, that, unless otherwise determined by the Board of Directors, a Participant's Option may be exercised after the Participant ceases to serve as a director only to the extent that the Option was exercisable at or before the date he or she ceased to be a director.

         (d) Method of Exercise. A Participant may exercise an Option, in whole or in part, at such time as it is exercisable and prior to its expiration, by giving written notice of exercise to the Secretary of the Company, specifying the Option to be exercised and the number of shares of Stock to be purchased, and paying in full the exercise price in cash (including by check) or by surrender of shares of Stock already owned by the Participant (except for shares acquired from the Company by exercise of an option less than six months before the date of surrender) having a Fair Market Value at the time of exercise equal to the exercise price, or by a combination of cash and Stock.

         (e) Modified Terms of Discretionary Options. In the case of Options granted in the discretion of the Board of Directors rather than automatically, the Board may provide for longer post-termination exercise periods than those specified in Section 6(b), but not extending more than ten years after the date of grant of the Option, and may provide for exercisability of such an Option at times earlier or later than those specified in Section 6(c), subject to Section 9.

         7. Receipt of Stock or Deferred Stock in lieu of Fees. Each director of the Company may, in lieu of receipt of fees in his or her capacity as a director (including annual retainer fees for service on the Board, fees for service on a Board committee, fees for service as chairman of a Board committee, and any other fees paid to directors) in cash, receive such fees in the form of Stock or defer receipt of such fees in the form of Deferred Stock in accordance with this
Section 7;  provided,  however,  that such  director  is eligible to do so under
Section 5 at the date any such fee is otherwise payable.

         (a) Elections. Each director who elects to receive fees for a given calendar year in the form of Stock or to defer fees in the form of Deferred Stock for such year must file an irrevocable written election with the Secretary of the Company on or before such filing deadline as may be specified by the Secretary; provided, however, that any newly elected or appointed director may file an election not later than 30 days after the date such person first became a director, in which case such election shall apply to fees payable for services performed after the date of such filing. An election by a director shall be deemed to be continuing and therefore applicable to subsequent Plan years unless the director revokes or changes such election by filing a new election form by the due date for such form specified in this Section 7(a). The election must specify the following:

     (i) A percentage of fees to be received in the form of Stock or deferred in the form of Deferred Stock under the Plan; and


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         (ii)     In the case of a deferral,  the period or periods during which settlement of Deferred Stock will be deferred (subject to such limitations as may be specified by counsel to the Company).

                  If required in order that transactions under this Section 7 shall be exempt under Rule 16b-3(d), elections under this Section 7 shall be reviewed by the Board of Directors and resulting transactions approved, for purposes of Rule 16b-3 under the Exchange Act, at the Board's first meeting at or following the date by which the election has become irrevocable; failure of the Board to approve transactions resulting from elections shall not, however, invalidate the elections or preclude such transactions.

         (b) Payment of Fees in the Form of Stock. At any date on which fees are payable to a Participant who has elected to receive such fees in the form of Stock, the Company will issue to such Participant, or to an account maintained by a third party and designated by such Participant, a number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees, or as nearly as possible equal to the fees (but in no event greater than the fees), that would have been payable at such date but for the Participant's election to receive Stock in lieu thereof. If the Stock is to be credited to an account maintained by the Participant and to the extent reasonably practicable without requiring the actual issuance of fractional shares, the Company shall cause fractional shares to be credited to the Participant's account. If fractional shares are not so credited, any part of the Participant's fees not paid in the form of whole shares of Stock will be payable in cash to the Participant (either separately or included in a subsequent payment of fees, including a subsequent payment of fees subject to an election under this Section 7).

         (c) Deferral of Fees in the Form of Deferred Stock. The Company will establish a deferral account for each Participant who elects to defer fees in the form of Deferred Stock under this Section 7. At any date on which fees are payable to a Participant who has elected to defer fees in the form of Deferred Stock, the Company will credit such Participant's deferral account with a number of shares of Deferred Stock equal to the number of shares of Stock having an aggregate Fair Market Value at that date equal to the fees that otherwise would have been payable at such date but for the Participant's election to defer receipt of such fees in the form of Deferred Stock. The amount of Deferred Stock so credited shall include fractional shares calculated to at least three decimal places.

         (d) Crediting of Dividend Equivalents. Whenever dividends are paid or distributions made with respect to Stock, a Participant to whom Deferred Stock is then credited in a deferral account shall be entitled to be receive, as dividend equivalents, an amount equal in value to the amount of the dividend paid or property distributed on a single share of Stock multiplied by the number of shares of Deferred Stock (including any fractional share) credited to his or her deferral account as of the record date for such dividend or distribution. Such dividend equivalents shall be credited to the Participant's deferral account as a number of shares of Deferred Stock determined by dividing the aggregate value of such dividend equivalents by the Fair Market Value of a share of Stock at the payment date of the dividend or distribution.


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         (e)  Settlement  of  Deferred  Stock.   The  Company  will  settle  the
Participant's deferral account by delivering to the Participant (or his or her beneficiary) a number of shares of Stock equal to the number of whole shares of Deferred Stock then credited to his or her deferral account (or a specified portion in the event of any partial settlement), together with cash in lieu of any fractional share remaining at a time that less than one whole share of Deferred Stock is credited to such deferral account. Such settlement shall be made at the time or times specified in the Participant's election filed in accordance with Section 7(a); provided, however, that a Participant may further defer settlement of Deferred Stock if counsel to the Company determines that such further deferral likely would be effective under applicable federal income tax laws and regulations.

         (f) Designation of Beneficiary. Each Participant may designate one or more beneficiaries to receive the amounts distributable from the Participant's deferral account under the Plan in the event of such Participant's death, and the terms of any such distribution, on forms provided by the Company. The Company may rely upon the beneficiary designation last filed in accordance with this Section 7(f).

         (g) Nonforfeitability. The interest of each Participant in any fees paid in the form of Stock or Deferred Stock (and any deferral account relating thereto) at all times will be nonforfeitable.

         8.       Adjustment Provisions.

         (a) Corporate Transactions and Events. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, stock dividend, other special, large, and non-recurring dividend, liquidation, dissolution, or other similar corporate transaction or event affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant's rights under the Plan, then an adjustment shall be made, in a manner that is proportionate to the change to the Stock and otherwise equitable, in (i) the number and kind of shares of Stock remaining available for issuance under the Plan, (ii) the number and kind of shares of Stock to be subject to each automatic grant of an Option under Section 6, (iii) the number and kind of shares of Stock issuable upon exercise of outstanding Options, and/or the exercise price per share thereof (provided that no fractional shares will be issued upon exercise of any Option),
(iv) the kind of shares of Stock to be issued in lieu of fees under Section 7, and (v) the number and kind of shares of Stock to be issued upon settlement of Deferred Stock under Section 7. The foregoing notwithstanding, no adjustment may be made hereunder except as will be necessary to maintain the proportionate interest of the Participant under the Plan and to preserve, without exceeding, the value of outstanding Options and potential grants of Options.

         (b) Insufficient Number of Shares. If at any date an insufficient number of shares of Stock are available under the Plan for the automatic grant of Options or the receipt of fees in the form of Stock or deferral of fees in the form of Deferred Stock at that date, Options will first be automatically granted proportionately to each eligible director, to the extent shares are then available (provided that no fractional shares will be issued upon exercise of any Option) and otherwise as provided under Section 6, and then, if any shares remain available, fees shall be paid in the form of Stock or deferred in the form of Deferred Stock proportionately among directors then eligible to participate to the extent shares are then available and otherwise as provided under Section 7.

         9. Changes to the Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options or pay fees in the form of Stock or Deferred Stock under the Plan without the consent of stockholders or Participants, except that any amendment or alteration will be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system, and the Board may otherwise determine to submit other such amendments or alterations to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option or any previous payment of fees in the form of Stock or deferral of fees in the form of Deferred Stock.


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         10.      General Provisions.

         (a) Agreements. Options, Deferred Stock, and any other right under the Plan may be evidenced by agreements or other documents executed by the Company and the Participant incorporating the terms and conditions set forth in the Plan, together with such other terms and conditions not inconsistent with the Plan, as the Board of Directors may from time to time approve.

         (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver shares of Stock in connection with any Option, in payment of any directors' fees, or in settlement of Deferred Stock in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

         (c) Limitations on Transferability. Options, Deferred Stock, and any other right under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of the Participant only by such Participant or his or her guardian or legal representative; provided, however, that Options and Deferred Stock (and rights relating thereto) may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant for purposes of the Participant's estate planning, and may be exercised by such transferees in accordance with the terms thereof, but only if and to the extent then consistent with the registration of the offer and sale of shares of Stock related thereto on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan. Options, Deferred Stock, and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors of any Participant.

         (d)      Compliance with Rule 16b-3.

     (i) Compliance Generally. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Board shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice is given to the Participant regarding the non-exempt nature of such transaction. The Board may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.



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         (ii)     Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities (including derivative securities) acquired under the Plan without incurring liability under
                  Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of
                  acquisition  of  the  derivative   security  to  the  date  of
                  disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

         (e) Continued Service as an Employee. If a Participant ceases serving as a director of the Company and, immediately thereafter, is employed by the Company or any subsidiary of the Company, then, solely for purposes of Sections 6(b) and (c), such Participant will not be deemed to have ceased service as a director at that time and his or her continued employment by the Company or any subsidiary will be deemed to be continued service as a director.

         (f) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any right to continue to serve as a director of the Company.

         (g) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant (or any person or entity claiming rights by or through a Participant) any rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such Participant (or person) or his or her account maintained by a third party or, in the case an Option, such Option is validly exercised in accordance with Section 6.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for directors as it may deem desirable.

         (i) Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the Nevada General Corporation Law and other laws (including those governing contracts) of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

         11. Stockholder Approval Effective Date, and Plan Termination. The Plan became effective May 16, 1995, upon its approval by stockholders of the Company. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no shares of Stock remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.